Description of Business, Basis of Presentation and Significant Accounting Policies	6 Months Ended
Mar. 31, 2020
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business, Basis of Presentation and Significant Accounting Policies

1. Description of Business, Basis of Presentation and Significant Accounting Policies

Description of Business

STX Filmworks, Inc. (the “Company”) was formed as a limited liability company on August 4, 2011, under the name Lunatic Fringe Entertainment, LLC. Its name was later changed to STX Filmworks, LLC and it converted to a Delaware corporation in February 2014. The primary purpose and business of the Company is to develop, produce, finance, distribute, invest in and otherwise exploit feature length motion pictures, television programming, and digital media content. The Company specializes in the development, production, marketing and distribution of talent driven films, television, and digital content across multi-platform distribution channels on a worldwide basis.

Basis of Presentation

These accompanying consolidated financial statements are presented on the accrual basis of accounting and are in accordance with accounting principles generally accepted in the United States (“GAAP”) as contained in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”). These financial statements present the consolidated financial position and results of operations of the Company and its wholly owned subsidiaries. All intercompany transactions are eliminated in consolidation.

As discussed in Note 3, the Company's revolving credit facility matures on October 7, 2021. The maturity of the Company’s revolving credit facility now falls within the twelve-month period following the issuance of these financial statements for which the Company is required to evaluate as part of its assessment of its ability to continue as a going concern. Management of the Company believes that the Company has adequate liquidity to fund its operations up until the maturity of the revolving credit facility. However, absent a refinancing with cash from operations, assets sales or a combination thereof, the Company does not currently expect to have sufficient liquidity to repay the full amount of the revolving credit facility at maturity. Based on continuing discussions with existing and potential lenders, management is optimistic that it will be able to successfully implement its ongoing plan to address its debt maturities as they become due. However, management recognizes that its plan depends on the actions of these third parties and, therefore, the Company is unable at this time to conclude that such plan is probable of being achieved. Accordingly, given the uncertainty with respect to the Company’s ability to pay its revolving credit facility in full at maturity, the Company acknowledges that substantial doubt exists regarding its ability to continue as a going concern pursuant to ASC 205-40 Presentation of Financial Statements—Going Concern. There can be no assurance that the Company will succeed in reaching agreements with the lenders under its revolving credit facility or accessing new capital to pay the revolving credit facility in full at maturity.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern, which contemplates continuity of operations, realization of asset and the satisfaction of liabilities in the normal course of business for the twelve-month period following the date of these consolidated financial statements. As such, the accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of assets and their carrying amounts, or the amount and classification of liabilities that may result should the Company be unable to continue as a going concern.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities as of the balance sheet dates, as well as the reported amounts of revenues and expenses during the reporting periods. The most significant estimates made by management in the preparation of the financial statements relate to ultimate revenue and costs used for the amortization of investment in films and television programs; estimates of sales returns and other allowances and provisions for doubtful accounts; estimates related to the revenue recognition of sales or usage-based royalties; income taxes including the assessment of valuation allowances for deferred tax assets; accruals for contingent liabilities; and impairment assessments for investment in films and television programs and property and equipment. Actual results could differ from such estimates.

Period Ended March 31, 2019

Amounts included in the consolidated financial statements and accompanying footnotes as of March 31, 2019 and for the six-months then ended are unaudited.

Summary of Significant Accounting Policies

Revenue Recognition

The Company generates revenue principally from the licensing of content in domestic theatrical exhibition, home entertainment (e.g., digital media and physical sales), television, and international market places.

Revenue is recognized upon transfer of control of promised services or goods to customers in an amount that reflects the consideration the Company expects to receive in exchange for those services or goods. Revenues do not include taxes collected from customers on behalf of taxing authorities such as sales tax and value-added tax.

Licensing Arrangements

The Company's content licensing arrangements include fixed fee and minimum guarantee arrangements, and sales or usage-based royalties.

Fixed Fee or Minimum Guarantees: The Company's fixed fee or minimum guarantee licensing arrangements may, in some cases, include multiple titles, multiple license periods (windows) with a substantive period in between the windows, rights to exploitation in different media, or rights to exploitation in multiple territories, which may be considered distinct performance obligations. When these performance obligations are considered distinct, the fixed fee or minimum guarantee in the arrangement is allocated to the title, window, media right or territory as applicable, based on estimates of relative standalone selling prices. The amounts related to each performance obligation (i.e., title, window, media or territory) are recognized when the content has been delivered, and the window for the exploitation right in that territory has begun, which is the point in time at which the customer is able to begin to use and benefit from the content.

Sales or Usage Based Royalties: Sales or usage based royalties represent amounts due to the Company based on the “sale” or “usage” of the Company's content by the customer, and revenues are recognized at the later of when the subsequent sale or usage occurs, or the performance obligation to which some or all the sales or usage-based royalty has been allocated and has been satisfied (or partially satisfied). Generally, when the Company licenses completed content (with standalone functionality, such as a movie, or television show) its performance obligation will be satisfied prior to the sale or usage. When the Company licenses intellectual property that does not have stand-alone functionality (e.g., brands, themes, logos, etc.), its performance obligation is generally satisfied in the same period as the sale or usage. The actual amounts due to the Company under these arrangements are generally not reported to the Company until after the close of the reporting period. The Company records revenue under these arrangements for the amounts due and not yet reported to the Company based on estimates of the sales or usage of these customers and pursuant to the terms of the contracts. Such estimates are based on information from the Company's customers, historical experience with similar titles in that market or territory, the performance of the title in other markets, and/or data available in the industry.

Revenues by Market or Product Line

The following describes the revenues generated by market or product line.

Theatrical - Theatrical revenues are derived from the domestic theatrical release of motion pictures licensed to theatrical exhibitors on a picture-by-picture basis (distributed by the Company directly in the United States). Revenue from the theatrical release of feature films are treated as sales or usage- based royalties, are recognized as revenue starting at the exhibition date and are based on the Company's participation in box office receipts of the theatrical exhibitor.

Home Entertainment - Home entertainment consists of Digital Media and Physical Sales.

Digital Media - Digital media includes digital transaction revenue sharing arrangements (pay-per-view and video-on-demand platforms, electronic sell through ("EST"), and digital rental) and licenses of content to digital platforms for a fixed fee.

Digital Transaction Revenue Sharing Arrangements: Primarily represents revenue sharing arrangements with certain digital media platforms which generally provide that, in exchange for a nominal or no upfront sales price, the Company shares in the rental or sales revenues generated by the platform on a title-by-title basis. These digital media platforms generate revenue from rental and EST arrangements, such as download-to-own, download-to-rent, and video-on-demand. These revenue sharing arrangements are recognized as sales or usage-based royalties based on the performance of these platforms and pursuant to the terms of the contract, as discussed above.

Licenses of Content to Digital Platforms: Primarily represents the licensing of content to subscription-video-on-demand ("SVOD") or other digital platforms for a fixed fee. As discussed above, revenues are recognized when the content has been delivered and the window for the exploitation right in that territory has begun.

Physical Sales - Physical Sales represent the sale of motion pictures and television shows (produced or acquired) on physical discs (DVD’s, Blu-ray, and 4K Ultra HD) in the retail market. Revenues are recognized, net of an allowance for estimated returns and other allowances, on the later of receipt by the customer or “street date” (when it is available for sale by the customer).

Television - Television revenues are derived from the licensing to domestic markets (linear pay, basic cable, free television markets, syndication) of motion pictures (including theatrical productions and acquired films). Television also includes revenue from licenses to SVOD platforms in which the initial license of a television series is to an SVOD platform. Revenues associated with a title, right, or window from television licensing arrangements are recognized when the feature film is delivered and the window for the exploitation right has begun.

International - International revenues are derived from (1) licensing of the Company's productions, acquired films, and catalog product to international distributors, on a territory-by-territory basis; (2) the direct distribution of our productions, acquired films, and our catalog product in the United Kingdom; and (3) licensing to international markets of scripted and unscripted series, television movies, mini-series and non-fiction programming. License fees and minimum guarantee amounts associated with title, window, media or territory, are recognized when access to the feature film or television program has been granted or delivery has occurred, as required under the contract, and the right to exploit the feature film or television program in that window, media or territory has commenced. Revenues are also generated from sales or usage based royalties received from international distributors based on their distribution performance pursuant to the terms of the contracts after the recoupment of certain costs in some cases, and the initial minimum guarantee, if any, and are recognized when the sale by our customer generating a royalty due to us has occurred.

Other - Other revenues are derived from the licensing of the Company's film intellectual property for merchandising (i.e., licenses of motion picture characters or logos) and scripted and unscripted content to linear pay, basic cable, free television markets, and other ancillary markets.

Revenues from other content are recognized when the license period has begun. Revenues from the licensing of television are recognized when the content has been delivered.

Deferred Revenue

Deferred revenue relates primarily to customer cash advances or deposits received prior to when the Company satisfies the corresponding performance obligation.

Payment terms vary by location and type of customer and the nature of the licensing arrangement: however, other than certain multi-year license arrangements, payments are generally due within 60 days after revenue is recognized. For certain multi-year licensing arrangements, primarily in the television, digital media, and international markets, payments may be due over a longer period. When we expect the period between fulfillment of our performance obligation and the receipt of payment to be greater than a year, a significant financing component is present. In these cases, such payments are discounted to present value based on a discount rate reflective of a separate financing transaction between the customer and the Company, at contract inception. The significant financing component is recorded as a reduction to revenue and accounts receivable initially, with such accounts receivable discount amortized to interest income over the period to receipt of payment. The Company does not assess contracts with deferred payments for significant financing components if, at contract inception, we expect the period between fulfillment of the performance obligation and subsequent payment to be one year or less.

In other cases, customer payments are made in advance of when the Company fulfills its performance obligation and recognizes revenue. This primarily occurs under television production contracts, in which payments may be received as the production progresses, international motion picture contracts, where a portion of the payments are received prior to the completion of the movie and prior to license rights start dates and pay television contracts with multiple windows with a portion of the revenues deferred until the subsequent exploitation windows commence. These arrangements do not contain significant financing components because the reason for the payment structure is not for the provision of financing to the Company, but rather to mitigate the Company's risk of customer non-performance and incentivize the customer to exploit the Company's content.

Film and Television Costs

Film costs represent the costs of films produced by the Company, or for which the Company has acquired distribution rights. For films produced by the Company, capitalized costs include all direct production costs, production overhead, and capitalized interest. Production overhead includes allocable costs of individuals or departments with exclusive or significant responsibility for the production of films and excludes selling and marketing costs. The amount of interest capitalized is an allocation of interest cost incurred during the period required to complete the production, but not while the project is in development. During the years ended September 30, 2017, 2018 and 2019, interest of $860, $4,033 and $2,573, respectively, was capitalized to films in production. During the six months ended March 31, 2019 and 2020, interest of $1,348 and $368, respectively, was capitalized to films in production. During the years ended September 30, 2017, 2018 and 2019, overhead of $1,935, $4,418 and $5,495, respectively, was capitalized to films in production. During the six months ended March 31, 2019 and 2020, overhead of $3,275 and $394, was capitalized to films in production.

Film costs consist of four categories: (1) films in development, (2) films in production, (3) films completed and not released and (4) released films. Films in development primarily include the costs of acquiring film rights to books or original screenplays and costs to adapt such projects, as well as the costs of scripted development for original ideas. Such costs are capitalized and, upon commencement of production, will be transferred to films in production. Films in development are written off at the earlier of the date they are determined not to be recoverable or when abandoned, or three years from the date of initial investment if the production has not been greenlit. Films in production include the inventory cost associated with projects that have been selected for release and for which principal photography has commenced. Films will be held as an asset in production until release, including completed but not released films, at which time the asset balance is transferred to released films. Capitalized film costs are subject to impairment testing when certain triggering events are identified. If the fair value of a film were to fall below its unamortized costs, an impairment is recorded for the amount by which the unamortized capitalized costs exceeds the production’s fair value. The Company recorded film impairments of $3,596 for the year ended September 30, 2017. There were no film impairments for the years ended September 30, 2018 and 2019 and for the six months ended March 31, 2019 and 2020. In determining the fair value of its films, the Company employs a discounted cash flows ("DCF") methodology that includes cash flow estimates of a film's ultimate revenue and costs as well as a discount rate. The discount rate utilized in the DCF analysis is based on the weighted average cost of capital of the Company plus a risk premium representing the risk associated with producing a particular film or television program. An impairment is recorded in the amount by which the unamortized costs exceed the estimated fair value of the film program. Estimates of future revenue involve measurement uncertainty and it is therefore possible that reductions in the carrying value of film costs may be required because of changes in management’s future revenue estimates.

Film costs and the related participations and residuals are amortized using the individual film forecast method based on the proportion that the current year’s revenue bears to the estimate of ultimate revenue that management regularly reviews and revises when necessary. Ultimate revenue includes estimates over a period not to exceed ten years following the date of initial release of the film.

Television costs primarily represent the costs the Company has incurred to produce scripted and unscripted television programs for third parties. The capitalized costs will be expensed to the statement of operations when the program is delivered to the third party.

As of September 30, 2018 and 2019 and March 31, 2020, the Company’s film and television costs consist of the following:

	September 30		March 31
	2018	2019	2020
Film costs:
In development	$6,584	$12,475	$12,560
In production	59,532	41,809	3,330
Completed but not released	—	25,555	—
Released	86,881	56,156	75,779
Total film costs	152,997	135,995	91,669

Television costs:
In development	726	1,514	1,865
In production	4,082	4,443	3,774
Total television costs	4,808	5,957	5,639
Total film and television costs	$157,805	$141,952	$97,308

The Company anticipates that approximately 68% of the costs of its completed films and 91% of the costs of its films in release as of March 31, 2020 will be amortized over the next 12 months and 3 years, respectively.

Co-Film Production Financing and Distribution

The Company enters into agreements with third parties to co-produce certain of its theatrical and television productions. These arrangements, which are referred to as co-financing arrangements, take various forms. The parties to these arrangements, primarily for theatrical productions, include studio and non-studio entities, both domestic and international. In several of these agreements, other parties control certain distribution rights. The Company records the amount received for the sale of an economic interest as a reduction of the cost of the film, as the investor assumes full risk for that portion of the film asset acquired in these transactions. The substance of these arrangements is that the third-party investors own an interest in the film and, therefore, receive a participation based on the third-party investors’ contractual interest in the profits or losses of the film. Typically, in these arrangements, the Company and the third party will split the profits, based on ownership interest, earned in each of the markets after distribution fees and costs are recouped from the proceeds received from the exploitation of the film. The Company projects the ultimate profit that will be recorded in connection with these arrangements and will amortize the net ultimate amount due to or from the investors to Direct operating expense using the individual film forecast method.

Government Assistance

The Company has access to government programs (tax credits) that are designed to promote film and television production and distribution in certain states within the United States and foreign countries.

Tax credits earned with respect to expenditures on qualifying film and television productions are included as an offset to investment in films and television programs when the qualifying expenditures have been incurred provided that there is reasonable assurance that the credits will be realized.

Cash, Cash Equivalents and Restricted Cash

Cash and cash equivalents include cash held on deposit and amounts invested in money market funds. Restricted cash represented collateral for letters of credit pursuant to the Company’s Burbank office lease.

Accounts Receivable

Accounts receivable consist primarily of receivables from theatrical exhibitors, home entertainment, television partners and international distributors. Accounts receivable are reviewed monthly to assess collectability, and at September 30, 2018 and 2019 and March 31, 2020 respectively, the allowance for doubtful accounts was immaterial.

Concentrations of Credit Risk and Financial Instruments

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash. The Company limits its exposure to credit loss by placing its cash in financial institutions it believes have high-credit quality. At times, these balances exceed the Federal Deposit Insurance Corporation limits.

The carrying amounts of cash and cash equivalents, accounts receivable, prepaid expenses, and accounts payable and accrued expenses approximate fair value due to their short-term maturities.

Other Current Assets

Other current assets on the consolidated balance sheets includes amounts receivable from co-finance partners, tax credits or incentives from local government jurisdictions, physical inventory, right of use assets, prepaid expenses and other current assets. Inventory represents home entertainment product inventory which consists of DVDs and Blu-ray discs and is stated at the lower of cost or net realizable value (first-in, first-out) method. When sold, costs of DVDs and Blu-ray discs sales, including shipping and handling costs, are included in direct operating expense in the accompanying statements of operations.

Property and Equipment

Property and equipment are carried at cost less accumulated depreciation. Depreciation is provided for on a straight-line basis over the following useful lives:

Furniture and fixtures	7 years
Computer equipment and software	3 years
Website	3 years
Leasehold improvements	Lease term or useful life, whichever is shorter

The Company periodically reviews and evaluates the recoverability of property and equipment. Where applicable, estimates of net future cash flows, on an undiscounted basis, are calculated based on future revenue estimates. If appropriate and where deemed necessary, a reduction in the carrying amount is recorded.

Debt Issuance Costs and Debt Discount

The Company’s unamortized debt issuance costs at September 30, 2018 and 2019 and March 31, 2020 were $9,095, $6,290 and $4,580 respectively. Unamortized debt issuance costs are reflected in Revolving Credit Facilities and Term Loan Due to Related Party in the accompanying consolidated balance sheets. Debt issuance costs are amortized using the straight-line method, which approximates the effective interest method, over the related term of the Company’s borrowings. At September 30, 2018 and 2019 and March 31, 2020, gross debt issuance costs were $15,049, $15,422 and $15,422, respectively. Amortization of debt issuance costs for the years ended September 30, 2017, 2018 and 2019 was $2,949, $3,005 and $3,178 respectively. Amortization of debt issuance costs for the six months ended March 31, 2019 and 2020 was $1,566 and $1,710, respectively. Amortization of debt discount costs for the years ended September 30, 2017, 2018 and 2019 was $155 for all three fiscal years. Amortization of the debt discount costs for the six months ended March 31, 2019 and 2020 was $78 for both periods. The amortization of the debt issuance and discount was reflected as interest expense in the consolidated statements of operations. Any amounts that were paid to the debt issuer were treated as a reduction in the proceeds received by the issuer and are considered a discount on the issuance and not an issuance cost. As of September 30, 2018 and 2019 and March 31, 2020, the total debt was reduced by $582, $427 and $349, respectively. The discount is being amortized using the straight-line method, which approximates the effective interest method, over the term of the related debt.

Leases

Effective October 1, 2019, the Company accounts for its leases under ASC 842, Leases. Under this guidance, lessees classify arrangements meeting the definition of a lease as operating or financing leases, and leases are recorded on the consolidated balance sheet as both a right-of-use asset and lease liability, calculated by discounting fixed lease payments over the lease term at the rate implicit in the lease or the Company’s incremental borrowing rate. Lease liabilities are increased by interest and reduced by payments each period, and the right of use asset is amortized over the lease term. For operating leases, interest on the lease liability and the amortization of the right of use asset result in straight-line rent expense over the lease term. For finance leases, interest on the lease liability and the amortization of the right of use asset results in front-loaded expense over the lease term. Variable lease payments that are based on an index or rate are included in the measurement of right-of-use assets and lease liabilities at lease inception. All other variable lease payments are expensed as incurred and are not included in the measurement of right-of-use assets and lease liabilities.

In calculating the right-of-use asset and lease liability, the Company used the lease components. The non-lease components; common area maintenance expenses, insurance, taxes, utilities, etc. charged by the landlord are recorded as variable lease expenses. The Company excludes short-term leases having initial terms of 12 months or less from the new guidance as an accounting policy election, and instead recognizes rent expense on a straight-line basis over the lease term.

Operating lease right-of-use assets, representing the Company's right to use the underlying asset for the lease term, are included in the "Other assets" line item in the Company's March 31, 2020 consolidated balance sheet. Operating lease liabilities, representing the present value of the Company's obligation to make payments over the lease term, are included in the “Accounts payable and accrued liabilities” and “Other liabilities” line items in the Company's March 31, 2020 consolidated balance sheet.

There are currently no finance leases as of March 31, 2020.

Upon adoption of the new guidance, The Company recognized lease liabilities on the Company’s consolidated balance sheet for its operating leases of approximately $11.7 million, with a corresponding right-of-use assets balance of $8.5 million, net of existing lease incentives of $3.2 million previously classified in accounts payable and accrued expenses. The adoption had no material impact on the Company’s consolidated statement of operations.The Company adopted the standard utilizing the modified retrospective approach, and therefore, results for reporting period beginning after October 1, 2019 are presented under the new guidance, while prior periods have not been adjusted (see further description in the Recent Accounting Pronouncements section below).

Distribution and Marketing Expenses

Distribution and marketing expenses are expensed as incurred. Distribution and marketing expenses for the years ended September 30, 2017, 2018 and 2019 were $72,554, $230,336 and $200,900. Distribution and marketing expenses for the six months ended March 31, 2019 and 2020 was $87,865 and $95,047.

Equity-Based Compensation

The Company accounts for share-based payments in accordance with ASC 718, Compensation – Stock Compensation (“ASC 718”). ASC 718 requires that the cost resulting from all share-based payment transactions be recognized in the consolidated financial statements. ASC 718 establishes fair value as the measurement objective in accounting for share-based payment arrangements and requires all companies to apply a fair-value based measurement method in accounting for generally all share-based payment transactions with employees.

Income Taxes

The Company is treated as a corporation for income tax purposes. The Company records income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. The carrying amounts of deferred tax assets are reduced by a valuation allowance, if based on available evidence, if it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed periodically based on the more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency, and severity of current and cumulative losses, the duration of statutory carryforward periods, and tax planning alternatives. From time to time, the Company engages in transactions in which the tax consequences may be subject to uncertainty. Significant judgment is required in assessing and estimating the tax consequences of these transactions. In determining the Company’s tax provision for financial reporting purposes, the Company establishes a reserve for uncertain tax positions unless such positions are determined to be more likely than not of being sustained upon examination, based on their technical merits. The Company’s policy is to recognize interest and/or penalties related to income tax matters in income tax expense. Management has determined that there were no uncertain tax positions for which recognition of a liability for any of the periods presented.

Foreign Currency Translation

The functional currency of foreign subsidiaries is the local currency. Monetary assets and liabilities in foreign currencies are translated into U.S. dollars at the exchange rate in effect at the balance sheet dates. Foreign revenues and expense items are translated at the exchange rate on the transaction date. Adjustments to translate those statements into U.S. dollars are recorded in accumulated other comprehensive income (loss) in stockholders’ deficit. Foreign currency transaction gains and losses are included in the consolidated statements of operations in general and administrative expense.

Derivative Investments and Hedging Activities

Derivative financial instruments are used by the Company in the management of its foreign currency exposures. The Company’s policy is not to use derivative financial instruments for trading or speculative purposes.

The Company enters into forward foreign exchange contracts to hedge its foreign currency exposure of a foreign subsidiary and on future production expenses denominated in various foreign currencies. The Company evaluates whether the foreign exchange contracts qualify for hedge accounting at the inception of the contract. The fair value of the forward exchange contracts are recorded on the consolidated balance sheets. Changes in the fair value of the foreign exchange contracts are reflected in the consolidated statements of operations. Gains and losses realized upon settlement of the foreign exchange contracts related to productions are amortized to the consolidated statements of operations on the same basis as the production costs being hedged.

Contingencies and Litigation

In the ordinary course of business, the Company is subject to various routine litigation matters. The Company establishes loss provisions for claims when the loss is both probable and can be reasonably estimated. If either or both of the criteria are not met, the Company assesses whether there is at least a reasonable possibility that a loss, or additional losses, may have been incurred. If there is a reasonable possibility that a loss or additional loss may have been incurred for such proceedings, the Company discloses the estimate of the amount of loss or possible range of loss, or discloses that an estimate of loss cannot be made, as applicable.

Impact of Recently Issued Accounting Standards

In February 2016, the FASB issued ASU 2016-02, Leases (“ASU 2016-02”). ASU 2016-02 requires a lessee to recognize a lease asset representing its right to use the underlying asset for the lease term, and a lease liability for the payments to be made to lessor, on its balance sheet for all operating leases greater than 12 months. The Company adopted ASU 2016-02 as of October 1, 2019, using the modified retrospective approach by recording a right-of-use asset after an offset for existing deferred rent and a lease liability for operating leases of $8,494 and $11,745, respectively, at that date; the Company did not have any finance lease assets and liabilities upon adoption. Adoption of the ASU did not have an effect on retained earnings.  The Company availed itself of the practical expedients provided under ASU 2016-02 and its subsequent amendments regarding identification of leases, lease classification, indirect costs, and the combination of lease and non-lease components.  The Company continues to account for leases in the prior period financials statements under ASC Topic 840. See Note 4 Leases for additional information on leases.

In March 2019 the FASB issued ASU 2019-02, Entertainment—Films—Other Assets—Film Costs (“ASU 2019-02”). ASU 2019-02 aligns the cost capitalization requirements for episodic television series with the guidance for films in ASC 926-20 and adds new disclosure requirements. Entities that predominantly monetize films or license agreements together with other films and/or license agreements will be required to test the “film group” for impairment rather than test each individual title. Entities that monetize content in a film group must reassess their estimate of the use of a film in the film group and account for any changes prospectively. The standard is effective for fiscal periods beginning after December 15, 2019 and can be early adopted. The Company is currently evaluating the impact of the adoption of this standard on its financial statements.

On October 1, 2018, the Company adopted, on a modified retrospective basis, ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of the new revenue framework is that an entity should recognize revenue from the transfer of promised goods or services to customers in an amount that reflects the consideration the entity expects to receive for those goods or services. The Company determines revenue recognition through the following five step model:

•	Identification of a contract with a customer
•	Identification of the performance obligation in the contract
•	Determination of the transaction price
•	Allocation of the transaction price to the performance obligation in the contract
•	Recognition of revenue when or as the performance obligations are satisfied

The adoption of the new accounting guidance did not result in significant changes to the Company's reported operating results. The Company recorded a transition adjustment for all open contracts existing as of October 1, 2018, of $2.9 million as an increase to the opening balance of accumulated deficit related principally to the items noted below:

Sales or Usage Based Royalties:  The Company receives royalties from certain domestic and international distributors and other transactional digital distribution partners based on the sales made by these distributors after recoupment of a minimum guarantee, if applicable. Under prior guidance, the Company recorded these sales or usage-based royalties after receiving statements from the licensee and/or film distributor. Under the new guidance, revenues are recorded based on best estimates available of the amounts due to the Company in the period of the customer's sales or usage. Accordingly, the timing of the revenue recognition is accelerated; however, the Company continues to have a consistent number of periods of sales or usage based royalties in each reporting period, and therefore the impact of the new guidance depends on the timing and performance of the titles released in those reporting periods.

Renewals of Licenses of Intellectual Property:  Under the prior guidance, when the term of an existing license agreement was extended, without any other changes to the provisions of the license, revenue for the renewal period was recognized when the agreement was renewed or extended. Under the new guidance, revenue associated with renewals or extensions of existing license agreements is recognized as revenue when the licensed content becomes available for the customer to use and benefit from under the renewal or extension. This change impacts the timing of revenue recognition (i.e., revenue is recorded at a later time) as compared with prior revenue recognition guidance. While revenues from renewal do occur, they are not a significant portion of our revenue and thus do not have a material impact on our revenue recognition.

The cumulative effect of adoption at September 30, 2019 and the impact had we not applied the new revenue guidance on the Balance Sheet is as follows:

	At September 30, 2019
	As Reported	Increase/ (Decrease)	Without Adoption of New Revenue Guidance
Assets
Accounts receivable - current	$153,625	$9,852	$143,773
Film and television costs, net	141,952	(124)	142,076

Liabilities
Accounts payable and accrued expenses	114,020	8,096	105,924
Accrued participations and residuals - non-current	67,660	63	67,597

Equity
Accumulated deficit	(732,766)	1,569	(734,335)

The impact on the Statement of Operations for fiscal year 2019 due to the adoption of the new revenue guidance is as follows:

	Year Ended September 30, 2019
	As Reported	Increase/ (Decrease)	Without Adoption of New Revenue Guidance
Statement of Operations
Revenue	$434,261	$1,757	$432,504
Direct operating	260,673	188	260,485
Loss from operations	(90,372)	(1,569)	(91,941)

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Statements. (“ASU 2016-13”). The amendments in ASU 2016-13 require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial asset(s) to present the net carrying value at the amount expected to be collected on the financial asset. The income statement reflects the measurement of credit losses for newly recognized financial assets, as well as the expected increases or decreases of expected credit losses that have taken place during the period. Credit losses on available-for-sale debt securities should be measured in a manner similar to current GAAP. However, the amendments in this Update require that credit losses be presented as an allowance rather than as a write-down. The standard is effective for fiscal periods beginning after April 1, 2020 and allows for a modified-retrospective adoption approach. The Company is currently evaluating the impact of the adoption of this standard on its financial statements. The Company does not expect a material impact to the financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU remove, add, and modify certain disclosures. The ASU removes the following disclosure requirements from Topic 820: (1) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy; (2) the policy for timing of transfers between levels; (3) the valuation process for Level 3 fair value measurements; and (4) certain other requirements for nonpublic entities. The ASU adds the following disclosure requirements: (1) the changes in unrealized gains and losses for the period included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period and (2) the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements. For certain unobservable inputs, disclosure of other quantitative information may be more appropriate if the entity determines that other quantitative information would be a more reasonable and rational method to reflect the distribution of unobservable inputs used to develop Level 3 fair value measurements. The ASU modifies disclosure requirements in Topic 820 relating to timing of liquidation of an investee’s assets, the disclosure of the date when restrictions from redemption might lapse, the intention of the measurement uncertainty disclosure, and certain other requirements for nonpublic entities. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company is currently evaluating the effect of this ASU on its financial statements and related disclosures.